UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

As previously announced, Cardinal Health, Inc. (“Cardinal Health”) is hosting its annual analyst and investor day on June 2, 2009 in Boston. The sessions will provide information about, among other things, the planned spin-off of CareFusion Corporation (“CareFusion”), including a discussion of estimated spin-off costs, and Cardinal Health’s and CareFusion’s businesses following the planned spin-off. Management will re-affirm Cardinal Health’s fiscal 2009 non-GAAP earnings-per-share guidance at the meeting and provide fiscal 2009 non-GAAP earnings-per-share estimates for Cardinal Health as recast giving effect to the planned spin-off of CareFusion and other items. Management will also share initial thoughts on fiscal 2010 through 2012 financial performance for both Cardinal Health and CareFusion.

A webcast of the meeting will begin at 8:30 a.m. EDT and may be accessed at the Investor page of Cardinal Health’s website at www.cardinalhealth.com. Presentation slides, an audio replay and transcript will be archived on the website after the conclusion of the meeting. Copies of Cardinal Health’s and CareFusion’s presentation slides are included as Exhibits 99.1 and 99.2, respectively, to this report. An appendix containing certain recast financial information for Cardinal Health adjusted to present the estimated impact of the CareFusion businesses as discontinued operations and GAAP reconciliations is included as Exhibit 99.3 to this report. An appendix containing CareFusion financial results and pro forma financial information for the nine months ended March 31, 2009 is included as Exhibit 99.4 to this report. This information is being provided at the investor day.

Cardinal Health also announced on June 2, 2009 a 25% increase in its regular quarterly dividend to $0.175 per share. Cardinal Health’s previously announced dividend payable on July 15, 2009 for shareholders of record on July 1, 2009 will be increased to $0.175 per share. A copy of the news release announcing the dividend increase is included as Exhibit 99.5 to this report.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Cardinal Health investor day slide presentations.

99.2	CareFusion investor day slide presentations.

99.3	Appendix containing certain Cardinal Health financial information and GAAP reconciliations.

99.4	Appendix containing certain CareFusion financial information.

99.5	News release issued by Cardinal Health on June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: June 2, 2009	By:	/s/ Stuart G. Laws
	Name:	Stuart G. Laws
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	Cardinal Health investor day slide presentations.

99.2	CareFusion investor day slide presentations.

99.3	Appendix containing certain Cardinal Health financial information and GAAP reconciliations.

99.4	Appendix containing certain CareFusion financial information.

99.5	News release issued by Cardinal Health on June 2, 2009.

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